SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [_] Preliminary Proxy Statement

        [_] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [_] Definitive Additional Materials

               [_] Soliciting Material Pursuant to ss. 240.14a-12

                                    HABER INC.

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                                                      HABER INC.
                                                      58 Medford Street
                                                      Arlington, MA 02474

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of HABER, Inc. The special meeting will be held on April 18, 2006, at 2:00 p.m., local time, at the Westin Hotel at 70 Third Avenue in Waltham, Mass.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

We hope to see you at the meeting.

Sincerely,

/s/ Albert B. Conti

Albert B.Conti
President and Chief Operating Officer
March 14, 2006

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF HABER, INC.
                            TO BE HELD April 18, 2006

Pursuant to a vote of the Board of Directors of Haber, Inc.[the " Company "],

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of the Company will be held on April 18, 2006, at 2:00 p.m., local time, at the Westin Hotel at 70 Third Avenue in Waltham, Mass. to consider and act upon the following matters as more fully described in the following material;


1. To vote on a proposal for employee compensation for Norman Haber, Founder, CEO and Chairman of Board of Directors of the Company as follows:

a. Norman Haber will receive warrants to purchase 10 million shares of Common Stock in recognition for his past accomplishments for the company (and in lieu of any past compensation), exercisable at $0.10 per share expiring on June 20, 2010.

b. Additionally, incentive warrants to purchase 5 million shares of Common Stock will be granted to Norman Haber and are exercisable only if the closing price of Common Stock price equals or exceeds $0.50 a share for a period of 30 consecutive trading days. Norman Haber will receive warrants to purchase an additional 5 million shares of Common Stock that are exercisable for every additional $0.50 cent increase in the closing price of Common Stock price maintained for 30 consecutive trading days, up to an aggregate maximum of incentive warrants to purchase 20 million shares of Common Stock. All warrants will consist of restricted shares of Common Stock, shall have an exercise price of $0.10 per share, and shall have a term of five-years.

2. To vote on an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, par value $0.01 per share from 200,000,000 to 230,000,000.

3. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 6, 2006, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the business offices of-the Company, located at 58 Medford Street, Arlington, Mass.02474

                                    IMPORTANT
You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return/the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

By Order of the Board of Directors,

/s/ Albert B. Conti

Albert B.Conti
President and Chief Operating Officer
March 14, 2006

                                TABLE OF CONTENTS


                                                                            Page

ABOUT THE MEETING                                                              1

What is the purpose of the special meeting?                                    1

Who is entitled to vote?                                                       1

Who can attend the special meeting?                                            1

What constitutes a quorum?                                                     1

How do I vote?                                                                 2

What if I do not specify how my shares are to be voted?                        2

Can I change my vote after I return my proxy card?                             2

What are the Board's recommendations?                                          2

What vote is required to approve each item?                                    2

STOCK OWNERSHIP                                                                3
Beneficial Owners                                                              3

A. Norman Haber-Employee Compensation                                          4
B. Increase in authorized shares                                               4
C. Other matters                                                               4

I. Compensation: Albert B. Conti                                               4

II. Compensation: Peter R. D'Angelo                                            6

PROPOSALS                                                                      7

PROPOSAL 1   COMPENSATION-NORMAN HABER                                         7
PROPOSAL 1   AMENDMENT TO THE ARTICLES OF INCORPORATION                        7
RECOMMENDATION OF THE BOARD OF DIRECTORS                                       7

PROXY FORM                                                                     8

                                   Haber,Inc.
                                58 Medford Street
                               Arlington, MA 02474

                                 PROXY STATEMENT
                                 ---------------
                                 March 10, 2006


This proxy statement contains information related to the special meeting of shareholders of Haber,Inc., to be held on April 18, 2006, at 2:00 p.m., local time, at the Westin Hotel at 70 Third Avenue ,Waltham Mass. and any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the Company's special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the approval of a proposed amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company to 230,000,000 shares and the proposal to award warrants to Norman Haber, the Founder, CEO and Chairman of the Board of Directors. In addition, the Company's management will report on recent events and performance of the Company and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, March 6, 2006, are entitled to receive notice of the special meeting and to vote the shares of stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common and Series A Preferred Stock vote together as a single class. See "Description of Capital Stock."

Description of Capital Stock        Number of Votes             Total Votes

Common Stock                        One Vote Per Share          144,969,972
                                                                -----------
Preferred Stock                     One Vote Per Share              141,208
                                                                -----------

Who can attend the special meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 12:00 p.m., and seating will begin at 12:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common and Series A Preferred Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 144,969,972 shares of common stock and 141,208 shares of Series A Preferred Stock of the Company were outstanding. As such, holders of at least 72,555,591 shares (i.e. a majority) must be present at the meeting, in person or by proxy, to obtain a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     o For the approval of the grant to Norman Haber of certain warrants to purchase common shares of the Company as previously described

     o For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock of the Company from 200,000,000 to 230,000,000 shares, and;


     o With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

For the approval of an amendment to the Company's Articles of Incorporation increase the authorized common stock of the Company to 230,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be require for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of negative vote.

                                 STOCK OWNERSHIP


Beneficial Owners

The following table presents certain information regarding the beneficial ownership of all shares of common stock on March 6, 2006 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 144,969,972 common shares issued and outstanding at March 6, 2006 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Name and Address of Beneficial Owner                                Number of Common     Percent
                                                                    Shares Owned         Owned
-------------------------------------------------------------------------------------------------
NORMAN  HABER                                                         3,462,298           2.39 %
CHAIRMAN of the BOARD and CHIEF EXECUTIVE OFFICER
58 MEDFORD STREET
ARLINGTON, MA 02474

ALBERT B. CONTI                                                       9,935,497           6.85 %
DIRECTOR , PRESIDENT and CHIEF OPERATING OFFICER
58 MEDFORD STREET
ARLINGTON, MA 02474


PETER R. D'ANGELO                                                    10,109,848           6.97 %
DIRECTOR,EXECUTIVE VICE PRESIDENT and CHIEF FINANCIAL OFFICER
58 MEDFORD STREET
ARLINGTON, MA 02474

PETER G. TOBIA                                                        2,012,000           1.39 %
DIRECTOR
58 MEDFORD STREET
ARLINGTON, MA 02474


All Directors and Executive Officers as a Group                      25,519,643          17.60 %
(four (4) persons)
---------------------------------------------------------------------


Applicable percentage of ownership is based on 144,969,972 shares of common stock outstanding as of March 6, 2006. None of the above named directors\officers hold any warrants or options.

Transfer Agent
The transfer agent for the common stock is Continental Stock Transfer and Trust Company of New York, NY and its telephone number is 212-509-4000

                                   Proposals:

A. NORMAN HABER- EMPLOYEE COMPENSATION:
For the approval of Shareholders: The board of directors has voted to grant to company founder Norman Haber, subject to the approval of the shareholders, warrants for Haber Inc. common stock, par value $0.01 per share ("Common Stock") as follows:

1. If approved, Norman Haber would receive warrants to purchase 10 million shares of Common Stock in recognition for his past accomplishments for the company (and in lieu of any past compensation), exercisable at $0.10 per share expiring on June 20, 2010.

2. Additionally, incentive warrants to purchase 5 million shares of Common Stock will be granted to Norman Haber and are exercisable only if the closing price of Common Stock equals or exceeds $0.50 a share for a period of 30 consecutive trading days. Norman Haber will receive warrants to purchase an additional 5 million shares of Common Stock that are exercisable for every additional $0.50 cent increase in the closing price of Common Stock price maintained for 30 consecutive trading days, up to an aggregate maximum of incentive warrants to purchase 20 million shares of Common Stock. All warrants will consist of restricted shares of Common Stock, shall have an exercise price of $0.10 per share, and shall have a term of five-years.

It should be noted that most of the warrants are tied to common stock performance and value, and as such serve as an incentive to increase shareholder value.

B. INCREASE IN AUTHORIZED SHARES.
For the approval of the shareholders an amendment to the Company's Articles of Incorporation increasing the authorized common stock of the Company from 200,000,000 to 230,000,000 shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be require for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of negative vote.

C. OTHER MATTERS:

As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Additional Information is presented for informational purposes only:

Employee Compensation:

I. Albert B. Conti, President, COO and Director:

     The Board of Directors have approved on June 20, 2005 the following five year employment compensation for Albert B. Conti, President, COO and Director of the Company.

     For all services rendered by Executive, the Company shall compensate Executive as follows:

         (a) Base Salary. In lieu of a salary during the first two years of Executive Employment which commenced on June 1, 2003 the Company agrees to award to Executive options to purchase ("Base Options") Three Million Thousand (3,000,000) shares of the Company's common stock, par value $0.01 per share ("Common Stock"). The Base Options shall vest on June 1, 2005, and shall have a term of five years from the date of this Agreement and the exercise price for the Base Options shall be $0.145 per share, which Company and Executive acknowledge is 50% greater than the closing price of the Company's common stock on June 1, 2005. The annual base salary payable to the Executive on a monthly basis, commencing on June 1, 2005, shall be $95,000.00 ("Base Salary"), payable on a regular basis in accordance with the Company's standard payroll procedures. Executive shall receive Base Salary in monthly installments. Said compensation shall be a combination of cash and/or Restricted Common Stock ("Restricted Stock") (a) the price of which shall be the closing price of the Restricted Stock on the first day of each calendar month in which such Restricted Stock are earned in accordance with this agreement. Base Salary shall be 100% Restricted Stock granted automatically at the end of each year until changed by the Board of Directors. At any time the proportion of cash and stock shall be determined by the Board of Directors at its discretion.

         (b) Bonus. As additional annual compensation to the Base
Salary, Executive shall be eligible to receive bonuses at the end of each fiscal year in the form of additional cash, stock options or both. Bonuses will be provided at the discretion of the Board of Directors. The target annual bonus for Executive during the term of this Agreement shall be one hundred fifty percent (150 %) of Executive's Base Salary. In addition, the Executive shall receive bonus options to purchase ("Bonus Options") One Million Seven Hundred Fifty Thousand (1,750,000) shares of the Common Stock if the price of the Common Stock closes above $1.00 per share but below $2.00 per share for a total of thirty (30) consecutive trading days any time before May 31, 2007. In the event the price of Common Stock closes above $2.00 per share for a total of thirty
(30) consecutive trading days any time before May 31, 2007, the Executive shall receive Bonus Options to purchase an additional One Million Seven Hundred Fifty Thousand (1,750,000) share of Common Stock for an aggregate of Three Million Five Hundred Thousand (3,500,000) shares of the Company's common stock when combined with the bonus options received in the previous sentence. The exercise price for the Bonus Options shall be $.145 per share, and the term of the Bonus Options shall expire on December 31, 2010.

         (c) Other Compensation. Executive shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

              (i) Coverage for Executive and his family under retirement, 401(k), health, hospitalization, disability, dental and other insurance plans that the Company may have in effect from time to time.

              (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Executive in the performance of his services pursuant to this Agreement. Executive shall appropriately document all reimbursable expenses in reasonable detail upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

              (iii) Six (6) weeks paid vacation and sick leave for each year during the period of employment (pro-rated for any year in which Executive is employed for less than the full year).

II. Peter R. D'Angelo, CFO and Director:

     The Board of Directors have approved on June 20, 2005 the following five year employment compensation for Albert B. Conti, President, COO and Director of the Company.

     For all services rendered by Executive, the Company shall compensate Executive as follows:

         (a) Base Salary. In lieu of a salary during the first two years of Executive Employment which commenced on June 1, 2003 the Company agrees to award to Executive options to purchase ("Base Options") One Million Five Hundred Thousand (1,500,000) shares of the Company's common stock, par value $0.01 per share ("Common Stock"). The Base Options shall vest on June 1, 2005, and shall have a term of five years from the date of this Agreement and the exercise price for the Base Options shall be $0.145 per share, which Company and Executive acknowledge is 50% greater than the closing price of the Company's common stock on June 1, 2005. The annual base salary payable to the Executive on a monthly basis, commencing on June 1, 2005, shall be 5 $70,000.00 ("Base Salary"), payable on a regular basis in accordance with the Company's standard payroll procedures. Executive shall receive Base Salary in monthly installments. Said compensation shall be a combination of cash and/or Restricted Common Stock ("Restricted Stock") (a) the price of which shall be the closing price of the Restricted Stock on the first day of each calendar month in which such Restricted Stock are earned in accordance with this agreement. Base Salary shall be 100% Restricted Stock granted automatically at the end of each year until changed by the Board of Directors. At any time the proportion of cash and stock shall be determined by the Board of Directors at its discretion.

         (b) Bonus. As additional annual compensation to the Base Salary, Executive shall be eligible to receive bonuses at the end of each fiscal year in the form of additional cash, stock options or both. Bonuses will be provided at the discretion of the Board of Directors. The target annual bonus for Executive during the term of this Agreement shall be one hundred fifty percent (150 %) of Executive's Base Salary. In addition, the Executive shall receive bonus options to purchase ("Bonus Options") One Million (1,000,000) shares of the Common Stock if the price of the Common Stock closes above $1.00 per share but below $2.00 per share for a total of thirty (30) consecutive trading days any time before December 31, 2006. In the event the price of Common Stock closes above $2.00 per share for a total of thirty (30) consecutive trading days any time before December 31, 2006, the Executive shall receive Bonus Options to purchase an additional One Million (1,000,000) shares of Common Stock for an aggregate of Two Million (2,000,000) shares of the Company's common stock when combined with the bonus options received in the previous sentence. The exercise price for the Bonus Options shall be $.145 per share, and the term of the Bonus Options shall expire on December 31, 2009.

         (c) Other Compensation. Executive shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

              (i) Coverage for Executive and his family under retirement, 401(k), health, hospitalization, disability, dental and other insurance plans that the Company may have in effect from time to time.

              (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Executive in the performance of his services pursuant to this Agreement. Executive shall appropriately document all reimbursable expenses in reasonable detail upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

              (iii) Six (6) weeks paid vacation and sick leave for each year during the period of employment (pro-rated for any year in which Executive is employed for less than the full year).


By Order of the Board of Directors

/S/ Albert B. Conti

Albert  B. Conti
President and Chief Operating Officer
March 14, 2006

                                    PROPOSALS
                                    ---------


PROPOSAL 1---COMPENSATION OF NORMAN HABER

Our Company's Board of Directors unanimously recommends approval of the Compensation package for Norman Haber, the Founder, CEO and Chairman of Board of Directors. It should be noted that most of the warrants are tied to common stock performance and value, and as such serve as an incentive to increase shareholder value.

Norman Haber the founder, CEO and technical innovator for the company has developed all the technologies being marketed today by the company, including the company's Electromolecular Propulsion (EMP) technology, and its Haber Gold Process (HGP) and Haber Recovery Process (HRP) and electronic waste technologies. Norman Haber has devoted his life to the company and has worked for many years without direct compensation.

It is management's considered belief that Norman Haber's continuing contribution in applying his proprietary knowledge and innovative skills provides the most secure and practical route to successful commercial application of the company's environmentally safe technologies for extraction and recovery of gold from ores, EMP and other potential sources.

The warrants, if approved, issued and exercised would result in dilution of Haber stock from a shareholder standpoint.


PROPOSAL 2----AMENDMENT TO THE ARTICLES OF INCORPORATION

Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share,from 200,000,000 to 230,000,000 shares. Our Company desires to increase its authorized common stock because the Company needs additional common stock available to grant Norman Haber the Compensation package approved by the Board of Directors subject to the approval of the Stock Holders.


RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unamimously recommends a vote `'FOR" the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 200,000,000 to 230,000,000 shares and further recommends a vote "FOR" the approval the Compensation of Norman Haber's compensation package.

                                   Haber Inc.
                                   Proxy Form

Please return this proxy card in the enclosed self-addressed, postage-paid envelope

     The Board of Directors recommends a vote "For" proposal 1 and propsal 2.

     The undersigned hereby appoints Daniel Dajie, Vice President of Commercial Development, and Henry Rosenberg , Vice President of Research and Development, or either of them, with full power of substitution as proxies to vote all shares of Haber, Inc. stock that the undersigned is entitled to vote at the Special Meeting of Haber, Inc to be held at 2:00 p. m. on April 18, 2006 at the Westin Hotel at 70 Third Avenue in Waltham,Mass This proxy authorizes each of them to vote at his discretion on any other matter that may come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made on a specific proposal, then that proposal proxy will be voted FOR.

     Proposals to be voted upon at the Special Meeting:

     1. Norman Haber would receive warrants to purchase 10 million shares of Common Stock in recognition for his past accomplishments for the company (and in lieu of any past compensation), exercisable at $0.10 per share expiring on June 20, 2010.

          Additionally, incentive warrants to purchase 5 million shares of Common Stock will be granted to Norman Haber and are exercisable only if the closing price of Common Stock price equals or exceeds $0.50 a share for a period of 30 consecutive trading days. Norman Haber will receive warrants to purchase an additional 5 million shares of Common Stock that are exercisable for every additional $0.50 cent increase in the closing price of Common Stock price maintained for 30 consecutive trading days, up to an aggregate maximum of incentive warrants to purchase 20 million shares of Common Stock. All warrants will consist of restricted shares of Common Stock, shall have an exercise price of $0.10 per share, and shall have a term of five-years.

          For                  Against                   Abstain
          [_]                  [_]                       [_]


     2. Amend the certificate of incorporation of Haber, Inc. to increase the number of authorized shares of common stock of the Company from 200,000,000 to 230,000,000.

          For                  Against                   Abstain
          [_]                  [_]                       [_]


          Shareholder Sign Here                 Shareholder Sign Here

          -----------------------------         -----------------------------

          Print Name:                           Print Name:
                     ------------------                    ------------------
          Date:                                 Date:
               -------------                         ------------

          Number of shares owned:
                                  --------------------

          Class of Shares:   [_]  Common        [_]  Series A Preferred


This proxy must be signed exactly as the name as that in which the shares are held. When shares are held jointly, each holder should sign. When signing as attorney, executor administrator, trustee of guardian, give full title. If signer is a corporation, please sign corporate name by duly authorized officer, signing as such. If signed as a partnership, please sign in partnership name by authorized person.